UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 April 29, 2004

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)


                0-20852                                16-1387013
                -------                                ----------
       (Commission File Number)           (I.R.S. Employer Identification No.)
       ------------------------           ------------------------------------


                 2000 Technology Parkway, Newark, New York 14513
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
              (Registrant's telephone number, including area code)




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Item 7. Financial Statements, Pro Forma Financials and Exhibits.

        (a)      Financial Statements of Business Acquired.

                 Not applicable.

        (b)      Pro Forma Financial Information.

                 Not applicable.

        (c)      Exhibits.

                 99.1     Press Release dated April 29, 2004



Item 12. Results of Operations and Financial Condition.

On April 29, 2004, Ultralife Batteries, Inc. reported operating income of
$3.4 million on record quarterly revenues of $27.0 million for its first quarter ended March 27, 2004. Refer to the attached Exhibit 99.1 for the entire text of the release, which Exhibit is being furnished and not filed, and which shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as expressly set forth by specific reference in any such filing.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ULTRALIFE BATTERIES, INC.


Dated:  April 29, 2004                     By:      /s/ Robert W. Fishback
                                                    ----------------------
                                                    Robert W. Fishback
                                                    Vice President of Finance &
                                                    Chief Financial Officer




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                                Index to Exhibits



(99)     Additional Exhibits

99.1     Press Release dated April 29, 2004